Cash, cash equivalents and investments	12 Months Ended
Dec. 31, 2022
Cash, cash equivalents and investments
Cash, cash equivalents and investments

(5) Cash, cash equivalents and investments

Included in investments are corporate bonds, which are reported at fair value. The corporate bonds and similar instruments are classified as measured at fair value through OCI. As of 31 December 2022, unrealized gains in the amount of k€ 12,064 (31 December 2021: gains of k€ 1,448) were recognized in other comprehensive income relating to those assets. While managing liquidity, Evotec is investing in deposits with maturities beyond three months which are also included in investments. These deposits are measured at amortized costs.

Based on the expected credit loss, an allowance of k€ 225 has been recognized as of 31 December 2022 (31 December 2021: k€ 239).

As of 31 December 2022, k€ 14,458 of the cash balances with credit institutions were restricted (31 December 2021 k€ 7,736).